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                                   EXHIBIT 4.2

                        FORM OF COMMON STOCK CERTIFICATE

Stock Certificate with a Certificate No., the number of shares and the SkyMall, Inc. logo, with the following text:

"SkyMall, Inc., incorporated under the laws of Nevada, CUSIP No. ___________. The Corporation is authorized to issue 50,000,000 shares of Common Stock, par value $.001 each. This certifies that ________________ is the owner of ________ shares of fully paid and non-assessable Common Stock of SkyMall, Inc., transferable only on the books of the Corporation by the holder hereof in person or by duly appointed attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. This certificate and the shares of Common Stock represented hereby are received and held subject to the laws of the State of Nevada and to the Articles of Incorporation and the Bylaws of the Corporation, all as from time to time amended and the owner of this Certificate by accepting the same expressly asserts thereto. In witness whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____ day of _______, 19___."

Countersigned and Registered:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY       SKYMALL, INC.

_____________________________                    _______________________________
Secretary                                        President

                                                 Corporate Seal

Back of Certificate:  various abbreviations and the language:

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT - _________________ Custodian ______________________
TEN ENT -- as tenants by the entireties                         (Cust)                       (Minor)
JT TEN --  as joint tenants with right of                  under Uniform Gifts to Minors
           survivorship and not as tenants in              Act______________________________________
           common                                                           (State)



               Additional abbreviations may also be used though not in the above list.



   For value received _____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------------Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated



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                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.